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                       SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549


                                    FORM 8-K

                        ________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                        DATE OF REPORT:  AUGUST 2, 1999
                       (Date of earliest event reported)

                        ________________________________


                      SUPER VISION INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                      ________________________________





        DELAWARE                         0-23590                59-3046866
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                             Identification No.)




                             8210 PRESIDENTS DRIVE
                             ORLANDO, FLORIDA 32809
               (Address of principal executive offices, zip code)

                                 (407) 857-9900
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On July 30, 1999, Super Vision International, Inc. (the "Company"), issued a press release announcing the resignation of John P. Stanney from his position as the President and Chief Financial Officer of the Company. Brett Kingstone, the Company's founder and Chief Executive Officer, has assumed the title and position of President of the Company, and Jack Gallagher, a partner at Tatum CFO Partners, LLP, has been retained as interim Chief Financial Officer. The press release is filed as Exhibit 99 hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION EXHIBITS.

    (c)  Exhibits

         Exhibit 99 -- Press release dated July 30, 1999





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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUPER VISION INTERNATIONAL, INC.
                                            (Registrant)

Date:  August 2, 1999                   By: /s/  Brett Kingstone
                                            ---------------------------------
                                           Brett Kingstone
                                           Chief Executive Officer






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                                 EXHIBIT INDEX


Exhibit No.                                        Exhibit
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
    99                                Press release dated July 30, 1999